                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     AUGUST 28, 2002                                                            0-21537

---------------------------------------------------                             ------------------------------------
Date of Report (Date of earliest event reported)                                      Commission File Number


                            PACIFIC BIOMETRICS, INC.

             (Exact Name of Registrant as Specified in its Charter)


                              DELAWARE                                                  93-1211114

--------------------------------------------------------------------               ---------------------------
(State or other jurisdiction of incorporation or organization)                  (IRS Employer Identification Number)


                    23120 ALICIA PARKWAY, SUITE 200, MISSION VIEJO, CA                     92692

                   -----------------------------------------------------------------------------------
                   (Address of Principal Executive Offices)                              (Zip Code)


                                              (949) 455-9724

                   -----------------------------------------------------------------------------------
                              (Registrant's telephone number, including area code)



                           (Former name or former address, if changed since last report.)


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On June 27, 2002, Pacific Biometrics, Inc., a Delaware corporation ("PBI" or "Registrant"), and its wholly-owned subsidiary, Pacific Biometrics, Inc., a Washington corporation ("PBI-WA"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Saigene Corporation, a Delaware corporation ("Saigene"), providing for the purchase by PBI-WA of certain technology, intellectual property and equipment assets in connection with certain DNA amplification and cell viability and related technologies and processes. A copy of the Asset Purchase Agreement is filed as Exhibit 1 to the Registrant's Current Report on Form 8-K filed with the SEC on July 3, 2002. The Asset Purchase Agreement was amended by Amendment Number One to Asset Purchase Agreement, dated as of August 28, 2002 (the "Amendment"), which is attached as
Exhibit 1 to this Current Report on Form 8-K. On August 28, 2002, pursuant to the Asset Purchase Agreement and the Amendment, as consideration for the purchased assets, PBI issued to Saigene 19,624,292 shares and to certain of Saigene's designees an additional 1,375,708 shares of PBI's common stock, par value $.01 per share (the "Common Stock"). Of the shares issued to Saigene, 1,000,000 shares are held in escrow in the event that PBI is required to satisfy certain anti-dilution protections granted to one of Saigene's designees, and 1,000,000 shares are held in escrow in the event that PBI incurs any liabilities with respect to any of Saigene's creditors that have not consented to the purchase transaction. As a result of the consummation of the transactions contemplated in the Asset Purchase Agreement and the Amendment, Saigene owns approximately 77% of the Common Stock of PBI.

Additionally, PBI-WA assumed certain liabilities of Saigene associated with the purchased assets in the approximate amount of $850,000, including the issuance of two promissory notes in favor of Saigene (and guaranteed by PBI) in the principal amounts of $223,697 and $219,109, respectively. The first note is payable at the rate of $10,000 per month and bears interest at the rate of 8% per annum until fully paid; provided, however, that in the event PBI obtains equity financing in the minimum amount of $6 million, then this note will become immediately due and payable. The second note matures in 12 months and bears interest at the annual rate of 12% per annum.

In connection with the asset purchase transaction, PBI-WA and Saigene executed an Option Agreement whereby PBI-WA may purchase certain additional assets of Saigene in exchange for, at PBI's election, either $5,147,118 in cash or the issuance by PBI of an additional 5,147,118 shares of Common Stock and the assumption of additional liabilities associated with such transferred assets.

Also as a result of the consummation of the asset purchase transaction, the Board of PBI now consists of five members, including, Ronald R. Helm (Chairman), Paul G. Kanan, Michael Hartzmark, Tim A. Wudi and Richard Palfreyman. For more information concerning these directors, see the Registrant's Information Statement on Schedule 14F-1 filed on July 3, 2002, which is incorporated herein by reference. Additionally, Terry M. Giles resigned as an officer and director of PBI and its subsidiaries, Paul G. Kanan resigned as an officer (but not a director) of PBI and its subsidiaries and Ronald R. Helm was named Chief Executive Officer of PBI.

Further, in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement and the Amendment, (1) the parties executed an amendment to the Management Agreement dated September 15, 1999 (the "Management Agreement"), whereby Saigene will continue to operate the PBI-WA laboratory in exchange for monthly payments by

PBI to Saigene equal to $90,000, which arrangement may be terminated by either PBI or Saigene upon 30 days prior written notice; (2) the Purchase Agreement dated June 22, 2000, relating to the purchase by Saigene of the laboratory operations of PBI-WA was terminated; (3) the holders of PBI's Series A Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), consented to an amendment of the Certificate of Designation with respect to the rights and preferences of the Preferred Stock and converted all accrued dividends thereon into an aggregate of 450,000 shares of Common Stock; (4) PBI entered into consulting arrangements with Messrs. Kanan and Giles (see Item 5 of the Current Report on Form 8-K filed on July 3, 2002); (5) PBI converted $904,626 of deferred compensation and notes payable to warrants and options to purchase an aggregate of 904,626 shares of Common Stock; and (6) each of Saigene, Paul Kanan, Terry Giles and Burkhalter, Michaels, Kessler & George, LLP, agreed, for a period of one year, not to sell any PBI securities, except at a price per share equal to or greater than $1.00, in a private transaction, in a transaction solely for estate planning, or, in the event PBI completes a private financing, at a per share price equal to or greater than the per share price set forth in such private financing.

See "Risk Factors" contained in PBI's Annual Report to Stockholders on Form 10-KSB for the fiscal year ended June 30, 2001 and the Current Report on Form 8-K filed on July 3, 2002 for additional risks related to the biotechnology industry, PBI and the asset purchase transaction, which are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

        (a)  Not applicable

        (b)  Not applicable

        (c)  The following exhibits are filed herewith:

             Exhibit 1: Amendment Number One to Asset Purchase Agreement, dated as of August 28, 2002, by and among Saigene, PBI and PBI-WA.

             Exhibit 2: Amended and Restated Management Agreement, dated as of August 28, 2002, by and among Saigene, PBI and PBI-WA.

             Exhibit 3: Amended and Restated Certificate of Designation, dated as of August 28, 2002.

             Exhibit 4: Consulting Agreement, dated as of August 28, 2002, between Terry M. Giles and PBI.

             Exhibit 5: Consulting Agreement, dated as of August 28, 2002, between Paul G. Kanan and PBI.

             Exhibit 6: Promissory Note, dated as of August 28, 2002, in the principal amount of $223,697, by PBI-WA in favor of Saigene.

             Exhibit 7: Promissory Note, dated as of August 28, 2002, in the principal amount of $219,109, by PBI-WA in favor of Saigene.

             Exhibit 8: Press Release, dated as of August 29, 2002.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PACIFIC BIOMETRICS, INC.

Dated: September 4, 2002           By: /s/ Ronald R. Helm
                                       ------------------------------
                                       Ronald R. Helm
                                       Chief Executive Officer

                                    EXHIBIT 1


                Amendment Number One to Asset Purchase Agreement

                             AMENDMENT NUMBER ONE TO
                            ASSET PURCHASE AGREEMENT



                  THIS AMENDMENT NUMBER ONE TO ASSET PURCHASE AGREEMENT (this "Amendment") is entered into effective August 28, 2002 by and between SAIGENE CORPORATION, a Delaware corporation, having its principal office at 220 West Harrison, Seattle, Washington 98119 ("Seller" or "Saigene"); PACIFIC BIOMETRICS, INC., a Delaware corporation ("Parent"), having its principal office at 23120 Alicia Parkway, Suite 200, Mission Viejo, California 92692; and PACIFIC BIOMETRICS, INC., a Washington corporation ("Buyer"), having its principal office at 220 West Harrison, Seattle, Washington 98119. Capitalized terms contained herein and not defined herein shall have the meaning ascribed to such terms in the Agreement (as hereinafter defined).

                                    RECITALS:

                  WHEREAS, on June 27, 2002, Seller, Parent and Buyer entered into the Asset Purchase Agreement (the "Agreement"); and

                  WHEREAS, the parties desire to amend the Agreement in the manner set forth in this Amendment;

                  NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:



                                   AGREEMENT:

                  1. AMENDMENT OF SECTION 5 OF THE AGREEMENT. Section 5 of the Agreement is hereby amended by adding the following additional sections:

         "5.10 DIRECTOR CONSENT FOR CERTAIN FINANCING ACTIVITIES. For a period of one (1) year after the Closing, the parties agree that any proposed issuance of common stock (or securities convertible or exchangeable into shares of common stock) of Parent at or below a per share price of $0.54 will require the unanimous consent of the directors of PBI prior to such issuance."

           "5.11 EPOCH HOLDBACK. In connection with Section 3.2 of that certain Conversion Agreement, dated as of August 5, 2002 (the "Conversion Agreement"), by and between Saigene, Parent and Epoch Biosciences, Inc., a Delaware corporation, for a period of one

         (1) year after the Closing (the "Holding Period"), Saigene agrees that one million (1,000,000) of the Shares issuable to Saigene pursuant to
         Section 2.3(b) of the Agreement shall be placed in an escrow with Burkhalter, Michaels, Kessler & George, LLP (the "Escrow Agent"), and, subject to the terms of an escrow agreement (the "Epoch Escrow Agreement") to be delivered at the Closing and executed by Saigene, Parent and the Escrow Agent, shall not be sold, transferred, or otherwise encumbered. Said Holdback shares shall be utilized in the manner set forth in Sections 3.1 and 3.2 of the Conversion Agreement, which provisions shall be included in the Epoch Escrow Agreement."

           "5.12 CREDITOR HOLDBACK. For a period of two (2) years after the Closing (the "Escrow Period"), Saigene agrees to place at least One Million (1,000,000) shares of Parent's common stock (the "Holdback Shares") that Saigene is to receive under the Agreement in an escrow with Escrow Agent, and said Holdback Shares shall not be sold, transferred, or encumbered during the Escrow Period, except in accordance with the terms and conditions of an escrow agreement (the "Creditor Escrow Agreement"), to be delivered at the Closing and executed by Saigene, Parent and the Escrow Agent. The Creditor Escrow Agreement shall contain provisions permitting release of the Holdback Shares to Parent in the event of any claims, damages, liabilities or other costs and expenses (including legal fees, costs and expenses) incurred by or against Parent from any creditor of Saigene."

         "5.13 LOCK UP. Parent and Seller agree that any and all shares issued pursuant to Section 2.3 (b) (excluding any shares issued to Epoch Biosciences, Inc. pursuant to the Conversion Agreement), Section 2.6 and Section 9.6(a) (solely as it relates to shares or options issuable to Paul Kanan) of the Agreement and with respect to securities held by Terry Giles, shall be subject to written lock-up agreements, which agreements shall be executed and delivered at the Closing, whereby the holders of such shares subject to the lock-up agreements will agree not to sell any of such shares, except under certain circumstances specified in said lock-up agreements, during the one (1) year period after the Closing."

                  2.   AMENDMENT TO SCHEDULES 3.3 AND 3.15. Schedule 3.3(b) and
Schedule 3.15 are hereby amended to eliminate the requirement that Seller obtain the written consent of Saigene 1000, LLC.

                  3. AMENDMENT TO SCHEDULE 2.4. Schedule 2.4 is hereby amended to delete the reference to the assumed note obligation of "Gum Tech" and the amount "$215,380" and to insert in its place "Saigene Corporation" and "$219,109.60" respectively. The parties agree that Buyer shall execute a promissory note as the maker, and Parent shall execute same as Guarantor, for $219,109.60, on substantially the same terms as Seller obligated itself for the funds used to pay the Gum Tech obligation.

                  4. AMENDMENT TO SCHEDULE 2.3. Schedule 2.3 is hereby amended and restated in its entirety as follows:

                            "PACIFIC BIOMETRICS, INC.
                               SAIGENE CORPORATION
                                  SCHEDULE 2.3

                       SHAREHOLDERS TO RECEIVE THE SHARES
                       ----------------------------------


Saigene Corporation         17,624,292
                             1,000,000 (escrow re: Epoch)
                             1,000,000 (escrow re: creditors)

Epoch Biosciences Inc.       1,175,708

Burkhalter, Michaels,
Kessler & George LLP           200,000

         TOTAL              21,000,000"


                  5. AMENDMENT TO SCHEDULE 9.6. Schedule 9.6 is hereby amended and restated in its entirety as follows:


                            "PACIFIC BIOMETRICS, INC.
                               SAIGENE CORPORATION
                                SCHEDULE 9.6 (a)

                     RECIPIENTS OF POOLS OF STOCK & OPTIONS



                      ----------------------- --------------
                      Employee                Amount

                      ----------------------- --------------
                      Russ Warnick                   70,271
                      ----------------------- --------------
                      Elizabeth Leary                65,765
                      ----------------------- --------------
                      Paul Kanan                    459,736
                      ----------------------- --------------
                      Ellen Rudnick                 218,102
                      ----------------------- --------------
                      Peter Ludlum                   22,501
                      ----------------------- --------------
                      Sayed Badrawi                  17,500
                      ----------------------- --------------
                      Janice O'Conner                26,251
                      ----------------------- --------------
                      Eileen Erickson                12,500
                      ----------------------- --------------
                      Mike Murphy                    12,000
                      ----------------------- --------------

                      ----------------------- --------------
                      Total                         904,626
                      ----------------------- --------------

                  6. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective upon the execution and delivery of this Amendment by each of the undersigned.

                  7. EFFECT ON THE AGREEMENT. The Agreement shall continue in full force and effect as amended by this Amendment. From and after the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment.

                  7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

                  8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.




                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                  IN WITNESS WHEREOF, each party has caused this Amendment to be duly executed on its behalf by its duly authorized officer as of the date first written above.



                              SAIGENE CORPORATION,
                              a Delaware corporation



                              By:  s/ Ronald R. Helm
                                 ------------------------------------
                                   Ronald R. Helm

                                   Its:    Chief Executive Officer



                              PACIFIC BIOMETRICS, INC.,
                              a Delaware corporation



                              By:  s/ Paul G. Kanan
                                 ------------------------------------
                                   Paul G. Kanan

                                   Its:    Chief Executive Officer



                              PACIFIC BIOMETRICS, INC.,
                              a Washington corporation



                              By:  s/ Paul G. Kanan
                                 ------------------------------------
                                   Paul G. Kanan

                                   Its:    Chief Executive Officer

                                    EXHIBIT 2



                    Amended and Restated Management Agreement

                              AMENDED AND RESTATED
                              MANAGEMENT AGREEMENT

                  This Amended and Restated Management Agreement (the "Amended Agreement") is entered into as of August 28, 2002 by and between Saigene Corporation, a Delaware corporation (the "Manager"), Pacific Biometrics, Inc., a Delaware corporation (the "Corporation"), and Pacific Biometrics, Inc., a Washington corporation (the "Subsidiary").


                                    RECITALS:
                                    ---------

                  A. WHEREAS, the Manager and Corporation previously entered into a Management Agreement, dated September 15, 1999, as amended by the Interim Extension of Management Agreement, dated March 31, 2000, the Second Interim Extension of Management Agreement dated April 15, 2000, and the Third Interim Extension of Management Agreement dated August 7, 2000 (collectively, the "Management Agreement"), whereby Manager assumed the control of the day-to-day operations of the Subsidiary's clinical laboratory; and

                  B. WHEREAS, the parties have entered into an Asset Purchase Agreement, dated as of June 27, 2002 (the "Purchase Agreement"), whereby Manager is selling certain of Manager's assets to Subsidiary; and

                  C. WHEREAS, in connection with the Purchase Agreement, the parties desire to amend the Management Agreement in accordance with the terms and conditions set forth in this Amended Agreement, which will amend, restated, replace, and supercede the Management Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained in this Amended Agreement, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:


                                   AGREEMENT:
                                   ----------

                  1. AMENDMENT OF MANAGEMENT AGREEMENT. This Amended Agreement amends, restates, replaces, and supercedes the Management Agreement in its entirety. Accordingly, the Management Agreement is of no further force or effect, and this Amended Agreement sets forth all of the terms and conditions concerning the subject matter of the Management Agreement.

                  2. MANAGEMENT SERVICES. Pursuant to this Amended Agreement, Manager agrees to be responsible for all aspects of the day-to-day operations of the laboratory business of the Subsidiary and, absent a breach of this Amended Agreement by Corporation or Subsidiary, will hold Corporation and Subsidiary harmless from any and all claims, demands, or liabilities on account thereof. Manager will purchase all raw materials and other supplies for Subsidiary's laboratory, will provide all necessary managers, supervisory personnel, and employees for the Subsidiary's laboratory business, and will provide accounting services (e.g., bookkeeping, paying accounts receivable with Subsidiary's funds, collecting accounts payable, which will be and remain Subsidiary's funds), on behalf of Subsidiary.

                  3. COMPENSATION OF MANAGER. As compensation for Manager's services hereunder, Corporation and Subsidiary will pay Manager the sum of Ninety Thousand Dollars ($90,000.00) per month.

                  4. INSURANCE. Corporation and/or Subsidiary will keep in force during the term of this Amended Agreement, for the benefit and protection of Manager, Corporation, and Subsidiary, general commercial liability insurance in an amount and on terms as currently in force.

                  5. TERMINATION. Either party may terminate this Amended Agreement at any time and for any reason, or no reason, upon giving at least Thirty (30) days prior written notice to the other parties.

                  6.   GENERAL PROVISIONS.

                       6.1 INTEGRATION; MODIFICATION; WAIVER. This Amended Agreement constitutes and contains the entire agreement and understanding concerning the subject matter between the parties, sets forth all inducements made by any party to any other party with respect to any of the subject matter, and supersedes and replaces all prior and contemporaneous negotiations, proposed agreements or agreements, whether written or oral. Each of the parties acknowledges to each of the other parties that no other party nor any agent or attorney of any other party has made any promise, representation or warranty whatsoever, express or implied, written or oral, not contained herein concerning the subject matter hereof to induce it to execute this Amended Agreement, and each of the parties acknowledges that it has not executed this Amended Agreement in reliance on any promise, representation or warranty not contained herein. No supplement, modification, or amendment of this Amended Agreement will be binding unless executed in writing by all the parties. No action or failure to act will constitute a waiver of any right or duty under this Amended Agreement, nor will any action or failure to act constitute an approval of, or acquiescence in, any breach. No waiver of any of the provisions of this Amended Agreement will be deemed, or will constitute, a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

                       6.2 NO THIRD PARTY BENEFICIARIES. Nothing in this Amended Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or assigns any rights (including third-party beneficiary rights), remedies, obligations or liabilities under or by reason of this Amended Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture. This Amended Agreement will not provide third parties with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to the terms of this Amended Agreement. No third party will have any right, independent of any right that exists irrespective of this Amended Agreement, under or granted by this Amended Agreement, to bring any suit at law or equity for any matter governed by or subject to the provisions of this Amended Agreement.

                       6.3 ASSIGNMENT; BINDING EFFECT; SEVERABILITY. This Amended Agreement may not be assigned by any party hereto without the other party's written consent; provided, that after the Closing Date a party may transfer its rights and obligations hereunder in connection with a merger or sale of all or substantially all of its assets. This Amended Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors, legal representatives and permitted assigns of each party hereto. The provisions of this Amended Agreement are severable, and in the event that any one or more provisions are deemed illegal or unenforceable the remaining provisions shall remain in full force and effect unless the deletion of such provision shall cause this Amended Agreement to become materially adverse to either party, in which event the parties shall use reasonable commercial efforts to arrive at an accommodation that best preserves for the parties the benefits and obligations of the offending provision.

                       6.4 TIME OF THE ESSENCE. All times stated in this Amended Agreement are of the essence.

                       6.5 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt if (1) mailed by certified or registered mail, return receipt requested,
(2) sent by Federal Express or other express carrier, fee prepaid, (3) sent via facsimile with receipt confirmed, or (4) delivered personally, addressed as follows or to such other address or addresses of which the respective party shall have notified the other.

                       (a)    If to Manager, to: Saigene Corporation
                                                 Attn:  Mr. Ronald R. Helm
                                                 220 West Harrison Street
                                                 Seattle, WA 98119
                                                 Facsimile: (206) 298-9838

                              With a copy to:    Burkhalter, Michaels,
                                                 Kessler & George LLP
                                                 Attn:  Alton G. Burkhalter,
                                                 Esq.
                                                 4 Park Plaza, Suite 850
                                                 Irvine, CA 92614
                                                 Facsimile: (949) 975-7501

                       (b)    If to Parent or
                              Subsidiary, to:    Pacific Biometrics, Inc.
                                                 Attn:  Mr. Paul Kanan
                                                 23120 Alicia Parkway #200
                                                 Mission Viejo, CA 92692
                                                 Facsimile:  (949) 588-2788

                              With a copy to:    Westerman Ball Ederer Miller
                                                 & Sharfstein LLP
                                                 Attn:  Neil S. Belloff, Esq.
                                                 170 Old Country Road, 4th Floor
                                                 Mineola, NY 11501
                                                 Facsimile:  (516) 622-9212


                       6.6 HEADINGS. The subject headings of the sections and subsections of this Amended Agreement are included for convenience of reference only, do not form a part of this Amended Agreement and will not in any way affect the meaning or interpretation of this Amended Agreement or any of its provisions.

                       6.7 AUTHORITY. The undersigned individuals execute this Amended Agreement on behalf of the respective parties, and represent that they are authorized to enter into and execute this Amended Agreement on behalf of such parties.

                       6.8 FURTHER ASSURANCES. The parties agree to execute all instruments and documents of further assurance and will do any and all such acts as may be reasonably required to carry out their obligations and to consummate the transactions contemplated herein.

                       6.9 GOVERNING LAW; JURISDICTION; VENUE. This Amended Agreement will be construed, interpreted, and enforced in accordance with, and governed by, the laws of the State of Delaware without regard to conflicts of laws provisions thereof.

                       6.10     INTERPRETATION;   GENDER. In  the  event  an
ambiguity or question of intent or interpretation arises, this Amended Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amended Agreement. Whenever in this Amended Agreement the context may so require, the masculine gender will be deemed to refer to and include the feminine and neuter, and the singular will refer to and include the plural, and vice versa.

                       6.11 ATTORNEYS' FEES. If any party brings an action, arbitration or other proceeding arising out of or relating to this Amended Agreement (whether founded in tort, contract or equity, or to declare rights hereunder), the Prevailing Party (as hereinafter defined) will be entitled to recover its reasonable attorneys' fees and other costs incurred in the arbitration, action or proceeding (including all appeals and re-trials), in addition to any other relief to which the Prevailing Party may be entitled. The term "Prevailing Party" will include, without limitation, a party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or defense. The attorneys' fees award will not be computed in accordance with any court fee schedule, but will be such as to fully reimburse all attorneys' fees reasonably incurred.

                       6.12 CUMULATIVE RIGHTS AND REMEDIES. The rights and remedies in this Amended Agreement will be cumulative, and in addition to, any duties, obligations, rights and remedies otherwise provided by law.

                       6.13 COUNTERPARTS/FACSIMILE SIGNATURES. This Amended Agreement may be executed in any number of counterparts, using facsimile signatures, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                       6.14 ADVICE OF COUNSEL. Each party acknowledges and agrees that it has given mature and careful thought to this Amended Agreement and that it has been given the opportunity to independently review this Amended Agreement with its own independent legal counsel.

                  IN WITNESS WHEREOF, the parties have executed this Amended and Restated Management Agreement on the day and year first above written.

                                   SAIGENE
                                   -------

                                   Saigene Corporation,
                                   a Delaware corporation



                                   By:    s/ Allan G. Cochrane
                                        ------------------------------------
                                        Allan G. Cochrane
                                        President



                                   PARENT
                                   ------

                                   Pacific Biometrics, Inc.,
                                   a Delaware corporation



                                   By:    s/ Paul Kanan
                                        ----------------------------------
                                        Paul Kanan
                                        President


                [ADDITIONAL SIGNATURE APPEARS ON FOLLOWING PAGE]

                                   SUBSIDIARY
                                   ----------

                                   Pacific Biometrics, Inc.,
                                   a Washington corporation



                                   By:    s/ Paul Kanan
                                        ----------------------------------
                                        Paul Kanan
                                        President

                                    EXHIBIT 3


                 Amended and Restated Certificate of Designation

                            PACIFIC BIOMETRICS, INC.

                            CERTIFICATE OF AMENDMENT

                                       TO

                           CERTIFICATE OF DESIGNATION

                                       FOR

                      SERIES A CONVERTIBLE PREFERRED STOCK

                              --------------------

       Pursuant to Section 151 of the General Corporation Law of Delaware

                              ---------------------

          Pacific Biometrics, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of Delaware hereby certifies that pursuant to the provisions of the Certificate of Incorporation of the Corporation and of Sections 151 and 228 of the General Corporation Law of Delaware, the Board of Directors of the Corporation and the holders (the "Preferred Stockholders") of Series A Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), by unanimous written consent, adopted the following resolutions, relating to the amendment of the Certificate of Designation for the Preferred Stock of the Corporation dated February 19, 1998 (the "Certificate of Designation"), which resolutions remain in full force and effect as of the date hereof:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation, and upon the consent and approval of the Preferred Stockholders, the Board of Directors does hereby amend and restate the Certificate of Designation in its entirety as follows:

(A) Designation and Amount. The shares of such series shall be designated as "Series A Convertible Preferred Stock," par value $0.01 per share, and the number of shares constituting such series shall be 1,550,000.

(B) Rights, Preferences, Privileges and Restrictions of Series A Convertible Preferred Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Series A Convertible Preferred Stock are as follows:

     (1)  Dividend Provisions.
          --------------------

          (a) The holders of shares of Series A Convertible Preferred Stock shall be entitled to receive, out of any funds legally available therefor, prior and in preference to the declaration or payment of any dividend or distribution to the holders of Common Stock or any other shares or securities of the Corporation ranking junior to the Series A Convertible Preferred Stock with respect to the payment of dividends or the distribution of assets on liquidation ("Junior Securities"), dividends which shall accrue cumulatively on each share of Series A Convertible Preferred Stock at the rate and in the manner prescribed in this subsection 1(a) from and including the date of issuance of such shares of Series A Convertible Preferred Stock, but excluding the date on which any conversion or redemption of such shares of Series A Convertible Preferred Stock shall have been effected, and payable quarterly in arrears. The date on which the Corporation initially issues a share of Series A Convertible Preferred Stock will be deemed to be its "date of issuance" regardless of the number of times transfer of such shares of Series A Convertible Preferred Stock is made, or of the number of certificates which may be issued to evidence a share of Series A Convertible Preferred Stock.

          (b) No Dividends shall accrue on the shares of Series A Convertible Preferred Stock subsequent to the date hereof and any previously accrued and unpaid dividends shall be converted into an aggregate of 450,000 shares of Common Stock.

          (c) No dividend or other distribution (other than a dividend or distribution payable solely in Common Stock) shall be paid on or set apart for payment on the Common Stock or other Junior Securities nor shall any payment be made on account of the purchase, redemption or retirement of any Common Stock or other Junior Securities, unless all accrued and unpaid dividends on the Series A Convertible Preferred Stock have been or contemporaneously are paid or set apart for payment in accordance herewith; provided, however, that the Corporation may repurchase Common Stock owned by terminated employees of, or consultants to, the Corporation or its subsidiaries. A conversion of a convertible security which by its terms is convertible into Common Stock by the holder thereof shall not be deemed a purchase, redemption or retirement of the security so converted for purposes of this subsection 1(c). No dividend shall be declared on any series of preferred stock ranking as to dividends on a parity with any other series of preferred stock unless there shall have been declared on all shares then outstanding of such series of preferred stock like proportionate dividends ratably in proportion to the respective dividends payable in respect of each such series of preferred stock. In the event that the Corporation fails to pay the full dividends accrued on all outstanding shares of preferred stock, any partial amounts which are paid as dividends by the Corporation with respect to the preferred stock shall be paid to the holders of such shares of preferred stock in proportion (as nearly as practicable) to the amount such holders would be entitled to receive if they were to be paid the full accrued and unpaid dividends on the preferred stock.

          (d) Any cash dividend which has been declared and is otherwise due and payable shall be paid in cash.

     (2)  Liquidation Preference.
          -----------------------

          (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Series A Convertible Preferred Stock shall be entitled to receive, in cash, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock or any other Junior Securities by reason of their ownership thereof, the amount of $2.00 per share (the "Original Preferred Stock Issue Price") for each share of Series A Convertible Preferred Stock then held by them, and, in addition, an amount equal to all accrued but unpaid dividends on such shares of Series A Convertible Preferred Stock. If, upon occurrence of such event the assets and funds thus distributed ratably among the holders of the Series A Convertible Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of the Series A Convertible Preferred Stock in proportion to the number of shares of Series A Convertible Preferred Stock held by each such holder. After payment has been made to the holders of the Series A Convertible

          Preferred Stock of the full amounts to which they shall be entitled as aforesaid, all remaining assets of the Corporation shall be distributed among all holders of Series A Convertible Preferred Stock and all holders of Common Stock in proportion to the number of shares of Common Stock which would be held by each such holder if all shares of Series A Convertible Preferred Stock were converted into Common Stock at the then effective Conversion Price (as defined in paragraph 3 (a) below).

          (b) For purposes of this paragraph 2, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, and to include, the Corporation's sale of all or substantially all of its assets or the acquisition of this Corporation by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of this Corporation for securities or consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary.

     (3) Conversion. The holders of the Series A Convertible Preferred Stock, and the Corporation, shall each have conversion rights as follows (the "Conversion Rights"):

          (a) Right to Convert. Each share of Series A Convertible Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $2.00 (the "Original Preferred Stock Purchase Price") by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Each share of Series A Convertible Preferred Stock shall be convertible at the option of the holder thereof at any time. Each share of Series A Convertible Preferred Stock shall be convertible at the option of the Corporation on any date on which the Common Stock of the Corporation has closed at or above $2.67 per share (subject to adjustment for stock splits and the like as set forth in subsection (c)(ii) below) for the thirty calendar days immediately preceding such date and a registration statement is in effect with respect to the Common Stock underlying the Series A Convertible Preferred Stock or such Common Stock is deemed to be fully tradeable pursuant to Rule 144 or otherwise. The price at which shares of Common Stock shall be deliverable upon conversion (the "Conversion Price") shall initially be $2.00 per share of Common Stock. Such initial Conversion Price shall be subject to adjustment as hereinafter provided.

          (b) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of Series A Convertible Preferred Stock. In lieu of any fractional share to which a holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of the Common Stock as determined by the Board of Directors. Before any holder of Series A Convertible Preferred Stock shall be entitled to convert the same into full shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Convertible Preferred Stock, as designated by the Corporation, and shall give written notice to the Corporation at such office that he elects to convert the same. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Convertible Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into a fractional share of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Convertible Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (c)       Adjustments to Conversion Price for Diluting Issues.
                    ----------------------------------------------------

              (i) Stock Dividends. If the number of shares of Common Stock outstanding at any time after the effectiveness of these resolutions is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then immediately effective at the close of business upon the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series A Convertible Preferred Stock shall be increased in proportion to such increase of outstanding shares of Common Stock.

              (ii) Adjustments for Subdivisions, Combinations, or Consolidations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided or combined, by reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision or combination shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

              (iii) Adjustments for Other Distributions.  In the event the
                    Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, any distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Convertible Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which they would have received had their Series A Convertible Preferred Stock been converted into Common Stock on the date of such event to and including the date of conversion, and retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under these resolutions with respect to the rights of the holders of the Series A Convertible Preferred Stock.

              (iv) Adjustments for Reorganizations, Reclassifications, etc. If the Common Stock issuable upon conversion of th Series A Convertible Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock or other securities or property, whether by reclassification, a merger or consolidation of this Corporation with or into any other corporation or corporations in which the holders of the capital stock of this Corporation then hold 50% or more of the voting securities of the surviving corporation (other than pursuant to a subdivision, combination, stock dividend, or other distribution provided for in 3(c)(i), (ii) or (iii) above), the Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Series A Convertible Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock or securities or other property equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series A Convertible Preferred Stock immediately before such event; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Series A Convertible Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be reasonable, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Convertible Preferred Stock.

               (d) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this paragraph 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Convertible Preferred Stock against impairment.

               (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this paragraph 3, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,(ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series A Convertible Preferred Stock.

               (f) Notices of Record Date. In the event that this Corporation shall propose at any time:

                    (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

                    (ii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

                    (iii) to merge with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;

               then, in connection with each such event, this Corporation shall send to the holders of the Series A Convertible Preferred Stock shares:

                    (A) at least 20 days' prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (iii) above; and

                    (B) in the case of the matters referred to in (c) above, at least 20 days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

               Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of Series A Convertible Preferred Stock at the address for each such holder as shown on the books of this Corporation.

     (4) Voting. Except as otherwise required by law, the holders of Series A Convertible Preferred Stock shall not be entitled to vote upon any matter submitted to the stockholders for a vote except as to matters affecting holders of Series A Convertible Preferred Stock as a class, as set forth in Paragraph (5) below.

     (5) Protective Provisions. In addition to any other rights provided by law, so long as any Series A Convertible Preferred Stock shall be outstanding, this Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of more than 50 percent of such outstanding shares of Series A Convertible Preferred Stock:

          (a) amend or repeal any provision of, or add any provision to, this Corporation's Certificate of Incorporation or Bylaws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series A Convertible Preferred Stock;

          (b) authorize or issue shares of any class of stock having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Series A Convertible Preferred Stock, or authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of this Corporation having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Series A Convertible Preferred Stock; or

          (c) reclassify any Common Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Series A Convertible Preferred Stock.

     (6) Status of Converted Stock. In the event any shares of Series A Convertible Preferred Stock shall be converted pursuant to paragraph 3 hereof, the shares so converted shall be canceled and shall not be issuable by the Corporation.

     (7) Residual Rights. All rights accruing to the outstanding shares of this Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

     (8) Consent for Certain Repurchases of Common Stock Deemed to be Distributions. Each holder of Series A Convertible Preferred Stock shall be deemed to have consented to distributions made by the Corporation in connection with the repurchase of shares of Common Stock issued to or held by employees or consultants upon termination of their employment or services pursuant to agreements providing for such right of repurchase between the Corporation and such persons."

     IN WITNESS WHEREOF, Pacific Biometrics, Inc. has caused this certificate to be made and signed by its President and Secretary, this 28th day of August, 2002.


                                          s/ Paul G. Kanan
                                        ----------------------------------------
                                        Paul G. Kanan, President and Secretary

                                    EXHIBIT 4


                    Consulting Agreement with Terry M. Giles

                              CONSULTING AGREEMENT


                  This Consulting Agreement (this "AGREEMENT"), dated as of August 28, 2002, between Pacific Biometrics, Inc., a Delaware corporation (the "COMPANY"), with offices at 23120 Alicia Parkway, Suite 200, Mission Viejo, California 92692, and Terry M. Giles, an individual ("CONSULTANT"), residing at 3438-21 East Collins Avenue, Orange, California 92867.


                              W I T N E S S E T H:


         WHEREAS, the Company has entered into an Asset Purchase Agreement, dated as of June 27, 2002 (the "ASSET PURCHASE AGREEMENT"), by and among the Company, Pacific Biometrics, Inc., a Washington corporation ("PBI-WA"), and Saigene Corporation ("SAIGENE"), whereby PBI-WA is purchasing certain assets of Saigene in exchange for, among other things, certain shares of common stock, par value $.01 per share (the "COMMON STOCK"), of the Company and assumption of certain indebtedness of Saigene;

         WHEREAS, this Agreement is entered into pursuant to the Asset Purchase Agreement and is a condition to the consummation of the transactions contemplated thereby; and

         WHEREAS, the Company desires to retain the services of Consultant, and Consultant desires to accept such engagement, pursuant to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the representations, warranties and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

                  1. Term. The Company agrees to engage the Consultant as an independent contractor, and Consultant agrees to provide certain services to the Company, on the terms and conditions of this Agreement commencing on September 1, 2002 and continuing until terminated in the manner set forth in Section 6, below (the "CONSULTING Period").

                  2. Services of Consultant. The Consultant agrees to perform such reasonable services on behalf of the Company as Consultant and the Company shall mutually agree, and to devote such business time, attention and efforts thereto as Consultant shall determine in his sole discretion to be necessary to perform such services. Consultant shall not be considered an executive officer of the Company for purposes of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or otherwise.

                  3. Compensation. As compensation for the services to be provided by Consultant hereunder and as consideration for, and an inducement to, enter into this Agreement, during the Consulting Period, the Company shall pay Consultant a monthly fee equal to $10,000 payable in advance, without deduction for taxes or any other item without the express written consent of Consultant. Notwithstanding the foregoing, Consultant agrees that the Company shall accrue the first twelve (12) payments due Consultant hereunder totaling $120,000 (the "Accrual"), and shall commence making "catch up" payments of $12,500 per month (in lieu of $10,000 per month) in September, 2003, which shall continue until the Accrual amount has been paid in full. If this Agreement is terminated before the Accrual has been fully paid, the Company will continue to make payments to Consultant of $10,000 per month until the Accrual balance is less than $10,000, and in the following month, the Company will pay Consultant the balance of the Accrual.

                  4. Reimbursement of Expenses. The Consultant shall be entitled to receive reimbursement of all reasonable expenses incurred by the Consultant in performing services hereunder, including all expenses of travel, entertainment and living expenses while away from home on business at the request of, or in the service of, the Company, in accordance with the Company's general policies, as they may be amended from time to time. The Consultant shall obtain prior written authorization from Company for any such expense in excess of $250.

                  5. No Duty to Mitigate. In the event of termination of this Agreement for any or no reason, Consultant shall have no duty to mitigate with respect to the Company's payment obligations and shall be entitled to receive such payments by the Company irrespective of subsequent or concurrent employment of Consultant.

                  6. Termination of Consulting Agreement. This Agreement shall terminate automatically upon the conversion of Consultant's shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share, into the Company's common stock pursuant to the Company's Certificate of Amendment To Certificate of Designation For Series A Convertible Preferred Stock, and such shares of common stock are either: (a) registered pursuant to a registration statement; or (b) are deemed tradable pursuant to Rule 144.

                  7. Modification. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

                  8. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 8. Any notice or other communication given by certified mail (or such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

                  9. Waiver. Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

                  10. Binding Effect. The rights and obligations under this Agreement shall not be transferable by assignment or otherwise, such rights shall not be subject to commutation, encumbrance, or the claims of creditors, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of Consultant and his heirs and personal representatives, and shall be binding upon and inure to the benefit of the Company and its successors and assigns.

                  11. Headings. The headings in this Agreement are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

                  12. Severability. If any provision of this Agreement is invalid or unenforceable as against any person or under any circumstances, the remainder of this Agreement and the applicability of such provision to other persons or circumstances shall not be affected thereby. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                  13. Governing Law; Submission to Jurisdiction. This Agreement shall be deemed to have been made and fully performed in the State of Delaware and shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of law rules thereof. Any dispute arising out of, or in connection with, this Agreement shall be adjudicated by binding arbitration in Seattle, Washington. Such arbitration shall be conducted in accordance with the then current rules of the American Arbitration Association ("AAA") or such other rules as the parties may mutually agree upon. Judgment upon award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

                  14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                     Company:

                                     PACIFIC BIOMETRICS, INC.

                                     By:    s/ Ronald R. Helm
                                        ------------------------------------
                                            Name: Ronald R. Helm
                                            Title: Chief Executive Officer




                                     Consultant:






                                            s/ Terry M. Giles
                                        -----------------------------------
                                        Name: TERRY M. GILES

                                    EXHIBIT 5


                     Consulting Agreement with Paul G. Kanan

                              CONSULTING AGREEMENT

                  This Consulting Agreement (this "AGREEMENT"), dated as of August 28, 2002, between Pacific Biometrics, Inc., a Delaware corporation (the "COMPANY"), with offices at 23120 Alicia Parkway, Suite 200, Mission Viejo, CA 92692, and Paul G. Kanan, an individual ("CONSULTANT"), residing at 24091 Pinehurst Lane, Laguna Niguel, California 92677.


                               W I T N E S S E T H:


         WHEREAS, the Company has entered into an Asset Purchase Agreement, dated as of June 27, 2002 (the "ASSET PURCHASE AGREEMENT"), by and among the Company, Pacific Biometrics, Inc., a Washington corporation ("PBI-WA"), and Saigene Corporation ("SAIGENE"), whereby PBI-WA is purchasing certain assets of Saigene in exchange for, among other things, certain shares of common stock, par value $.01 per share (the "COMMON STOCK"), of the Company and assumption of certain indebtedness of Saigene;

         WHEREAS, this Agreement is entered into pursuant to the Asset Purchase Agreement and is a condition to the consummation of the transactions contemplated thereby; and

         WHEREAS, the Company desires to retain the services of Consultant, and Consultant desires to accept such engagement, pursuant to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the representations, warranties and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

                  1.     Term.

                         (a) Initial Term. The Company agrees to engage the Consultant as an independent contractor, and Consultant agrees to provide certain services to the Company, on the terms and conditions of this Agreement commencing on September 1, 2002 and ending on August 31, 2003 (the "INITIAL TERM"), unless such Initial Term is extended as set forth under Section 1(b).

                         (b) Extension of Initial Term.The Initial Term may be extended as follows:


                              (i)  on a month-to-month basis beyond the
         Initial Term for up to twelve (12) additional months until such time as the shares of Common Stock (and shares of Common Stock underlying options) held by Consultant have been registered for resale pursuant to an effective registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "SECURITIES ACT"); and

                              (ii) for an additional twelve (12) month period beyond the Initial Term and beyond the period set forth in sub-clause
         (i) above if Consultant meets certain performance criteria to be established within 180 days from the date hereof (such performance criteria to be mutually agreed upon by the Company and Consultant.

         The periods set forth in sub-clauses (i) and (ii) above are collectively referred to as the "EXTENDED TERM." The Initial Term and any Extended Term of the Consultant's engagement is hereinafter referred to as the "CONSULTING PERIOD."

                  2. Services of Consultant. The Consultant agrees to perform such reasonable services on behalf of the Company with respect to the Company's attempt to resolve its current dispute with Minnesota Mining and Manufacturing Company and as Consultant and the Company shall otherwise mutually agree, and to devote a reasonable amount of business time, attention and efforts thereto as is reasonably necessary to perform such services.Consultant shall not be considered an executive officer of the Company for purposes of the Securities Act or the Securities Exchange Act of 1934, as amended, or otherwise.

                  3. Compensation. As compensation for the services to be provided by Consultant hereunder and as consideration for, and an inducement to, enter into this Agreement, during the Consulting Period, the Company shall pay Consultant a monthly fee equal to $3,000 payable in advance, without deduction for taxes or any other item without the express written consent of Consultant.

                  4. Reimbursement of Expenses. The Consultant shall be entitled to receive prompt reimbursement of all reasonable expenses incurred by the Consultant in performing services hereunder, including all expenses of travel, entertainment and living expenses while away from home on business at the request of, or in the service of, the Company, in accordance with the Company's expense reimbursement policies, as they may be amended from time to time. The Consultant shall obtain prior written authorization from the Company for any such expense in excess of $250.

                  5. Duty To Mitigate. In the event of termination of this Agreement by Company for any reason after Consultant has met the performance criteria described in Section 1(b)(i) above, Consultant shall have no duty to mitigate with respect to the Company's payment obligation and shall be entitled to receive such payments by the Company irrespective of subsequent or concurrent employment of Consultant.

                  6. D&O Insurance. To the extent that the Company elects to obtain and maintain a directors and officer liability policy covering its directors and senior executives, and provided that the overall cost of said policy is not increased, the Company agrees to use commercially reasonable efforts to cause said insurer to name Consultant as an additional insured, and to maintain Consultant as an additional insured for the duration of this Agreement.

                  7. Indemnification. In addition to the indemnification provided under the Company's Certificate of Incorporation and By-laws, the Company hereby agrees to hold Consultant harmless and indemnify Consultant from and against, and to reimburse Consultant for, any and all judgments, fines, liabilities, amounts paid in settlement and expenses, including attorneys' fees, incurred directly or indirectly as a result of or in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, whether or not such action, suit or proceeding is by or in the right of the Company to procure a judgment in its favor, including an action, suit or proceeding by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise for which Consultant served in any capacity at the request of the Company, to which Consultant is, was or at any time becomes a party, or is threatened to be made a party, or a result of or in connection with any appeal therein, by reason of the fact that Consultant is or was at any time a director, officer, employee, consultant or agent of the Company; provided, however, that indemnification shall be paid pursuant to this paragraph if and only if Consultant acted in good faith and in a manner reasonably believed by Consultant to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Consultant's conduct was unlawful.

                  8. Survival. The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement including, without limitation, Sections 3, 4, 5, 6, 7and 13, shall survive termination of this Agreement, irrespective of any investigation made by or on behalf of any party.

                  9. Modification. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

                  10. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12. Any notice or other communication given by certified mail (or such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

                  11. Waiver. Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

                  12. Binding Effect. The rights and obligations under this Agreement shall not be transferable by assignment or otherwise, such rights shall not be subject to commutation, encumbrance, or the claims of creditors, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of Consultant and his heirs and personal representatives, and shall be binding upon and inure to the benefit of the Company and its successors and assigns.

                  13. Indemnification. The Company hereby agrees to indemnify and save the Consultant and his agents, representatives, heirs, executors, administrators and assigns (and such persons' respective affiliates) harmless from any and all loss, damage, claims, liabilities, judgments and other cost and expense of every kind and nature (including, without limitation, reasonable attorneys' fees and expenses) which may be incurred by such persons by reason of the breach by the Company or any of its officers, directors, employees, stockholders, agents, representatives, advisors, affiliates, successors or assigns, of any representation, warranty, covenant or agreement contained herein or in any other applicable agreement to which the Company is subject.

                  14. Headings. The headings in this Agreement are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

                  15. Severability. If any provision of this Agreement is invalid or unenforceable as against any person or under any circumstances, the remainder of this Agreement and the applicability of such provision to other persons or circumstances shall not be affected thereby. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                  16. Governing Law; Submission to Jurisdiction. This Agreement shall be deemed to have been made and fully performed in the State of Delaware and shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of law rules thereof. Any dispute arising out of, or in connection with, this Agreement shall be adjudicated by binding arbitration in Orange County, California. Such arbitration shall be conducted in accordance with the then current rules of the American Arbitration Association ("AAA") or such other arbitration or dispute resolution method as the parties may mutually agree upon. Delaware law (without regard to its conflicts of laws provisions) shall govern this Agreement and shall apply to any arbitration proceeding or other dispute resolution method. Judgment upon award rendered by the arbitrators or other dispute resolution tribunal may be entered in any court having jurisdiction thereof. The successful party in such arbitration or other dispute resolution proceeding, in addition to all other relief provided, shall be entitled to an award of all its reasonable costs and expenses, including attorney fees, costs and expenses.

                  17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                              Company:

                              PACIFIC BIOMETRICS, INC.

                              By:    s/ Ronald R. Helm
                                 --------------------------------------
                                     Name:  Ronald R. Helm
                                     Title: Chief Executive Officer




                              Consultant:





                                   s/ Paul G. Kanan
                              -----------------------------------------
                              Name: PAUL G. KANAN

                                    EXHIBIT 6



                            $223,697 Promissory Note

                                 PROMISSORY NOTE
                                 ---------------


Principal Sum: $223,697.00                          Seattle, Washington
                                                    August 28, 2002


                  1. PROMISE TO PAY. For value received, Pacific Biometrics, Inc., a Washington corporation (hereinafter referred to as "Maker"), promises to pay to Saigene Corporation, a Delaware corporation, or its assignee ("Holder"), at 220 West Harrison Street, Seattle, Washington 98119, or such other place as Holder may from time to time designate in writing, the principal sum of Two Hundred Twenty Three Thousand Six Hundred Ninety Seven Dollars ($223,697.00), plus interest at the rate of eight percent (8%) per annum.

                  2.  TERMS OF PAYMENT. Subject to acceleration as provided in
Section 2.1, this Note is payable in equal monthly installments of principal and interest of Ten Thousand Dollars ($10,000.00) until the remaining balance is less than Ten Thousand Dollars ($10,000.00), at which time the final installment payment shall be all of the then remaining principal and interest. Each payment due shall be paid to Holder on the first day of each calendar month, until paid in full. The first payment shall be due on the first day of the month following the closing of that Asset Purchase Agreement dated June 27, 2002 by and between Maker, Pacific Biometrics, Inc., a Delaware corporation ("Parent") and Holder. All payments shall be made in lawful money of the United States of America. Payments shall be credited first to late charges or costs to give notice of default (including attorneys' fees), then to accrued but unpaid interest, and finally to principal.

                      2.1 ACCELERATED DUE DATE. The entire balance of principal and interest shall be due and payable upon the closing of any equity financing transaction in which Parent obtains equity financing (through a private placement of its securities or through any other form of equity-based capital raising transaction) in the minimum amount of Six Million Dollars ($6,000,000.00)

                  3. PREPAYMENTS. Maker may prepay this Note in whole or in part on any date without premium or penalty.

                  4. DEFAULT AND ACCELERATION. At the option of Holder and regardless of any prior forbearance, all sums remaining unpaid under this Note will become immediately due and payable upon the occurrence of any of the following events, unless cured within the applicable notice period, if any:

                      (a) Nonpayment by Maker of any of any principal or interest payment owing by Maker to Holder within Ten (10) days after the date when due and such default is not cured within Fifteen (15) days of receipt by Maker of written notice of such default by Holder of this Promissory Note or Holder's authorized representative; or

                      (b) Default in the due observance or performance of any covenant, condition or agreement on the part of Maker in this Promissory Note, and such default is not cured within Thirty (30) days of receipt by Maker of written notice of such default by Holder or Holder's authorized representative; or

                      (c) Maker is adjudicated a bankrupt or insolvent, or consents to the appointment of a receiver, trustee or liquidator of itself or of any material part of its property, makes a general assignment for the benefit of creditors, or files a voluntary petition seeking reorganization, liquidation or any other arrangement in a proceeding under any applicable bankruptcy or insolvency law (as now or hereafter in effect) (unless such proceeding is dismissed within five (5) days of receipt by Maker of written notice of such default); or

                      (d) A petition against Maker in a proceeding under any bankruptcy law (as now or hereinafter in effect) is filed and is not dismissed within Thirty (30) days after such filing, or, in case the approval of such petition by a court of competent jurisdiction is required, is filed and approved by such a court as properly filed and such approval is not withdrawn or the proceeding dismissed within Thirty (30) days thereafter, or if, under the provisions of any other similar law providing for reorganization or winding up of corporations and which may apply to Maker any court of competent jurisdiction, custody or control of Maker or of any material part of its property and such jurisdiction, custody or control is not relinquished or terminated within Thirty (30) days thereafter; or

                  5. SET-OFF. In addition to the remedies set forth herein, upon the occurrence of any event of default and thereafter while the same be continuing, Maker hereby irrevocably authorizes Holder to set off (a) any payments owed to Maker under any contract or similar agreement between Maker (or any of its affiliates) and Holder (or any of its affiliates) or (b) any other payments owed to Maker under any liquidated claim of Maker against Holder (or any of its affiliates) against amounts due to Holder hereunder. Such right shall exist whether or not Holder shall have made any demand hereunder or under any other loan document and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to Holder. Holder agrees that, as promptly as is reasonably possible after the exercise of any such set-off right, it shall notify Maker of its exercise of such set-off right, provided, however, that the failure of Holder to provide such notice shall not affect the validity of the exercise of such set-off rights. Nothing in this promissory note shall be deemed a waiver or prohibition of or restriction on Holder to all rights of set-off and counterclaim available pursuant to law.

                  6. WAIVER; MODIFICATION. Maker hereby waives presentment for payment, notice of dishonor, protest and notice of protest. No action or failure to act will constitute a waiver of any right or duty under this Note, nor will any action or failure to act constitute an approval of, or acquiescence in, any breach. No waiver of any of the provisions of this Note will be deemed, or will constitute, a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver. No supplement, modification, or amendment of this Note will be binding unless executed in writing by all the parties.

                  7. CAPTIONS. The captions and headings of the paragraphs of this Note are included for convenience of reference only, do not form a part of this Note and will not in any way affect the meaning or interpretation of this Note or any of its provisions.

                  8. INTERPRETATION; GENDER. In the event an ambiguity or question of intent or interpretation arises, this Note will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Note. Whenever in this Note the context may so require, the masculine gender will be deemed to refer to and include the feminine and neuter, and the singular will refer to and include the plural, and vice versa.

                  9. GOVERNING LAW; JURISDICTION; VENUE. This Note will be construed, interpreted, and enforced in accordance with, and governed by, the laws of the State of California without regard to conflicts of laws provisions thereof. The parties agree that any action or proceeding brought to enforce or declare rights arising out of or relating to this Note will be brought exclusively in the State or Federal Courts in Orange County, California, and the parties further consent to the jurisdiction of said Courts and waive any claims of forum non conveniens or any other claims relating to venue.

                  10. NOTICES. Any notice provided for in this Note will be deemed given when received, if personally delivered, addressed to the intended party at the address stated in this Note, or to any other address as may have been designated by written notice. If Holder gives notice of any default to Maker, Holder will be entitled to its fees and costs incurred in giving the notice including, without limitation, any attorneys' fees incurred.

                  11. SEVERABILITY. If any provision or provisions of this Note are held to be invalid, illegal or unenforceable in any respect, this Note will be construed as not containing that provision or provisions and all other provisions of this Note will remain in full force and effect, and to this end the provisions of this Note are declared to be severable.

                  12. COMPLIANCE WITH LAW. It is the intention of Maker and Holder to comply with all applicable usury laws. In furtherance of this intention, all agreements between Maker and Holder are expressly limited so that in no contingency or event whatsoever will the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money under this Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, fulfillment of any provision of this Note is prohibited by law, the obligation to be fulfilled will be reduced to the maximum allowed, and if from any circumstances Holder should ever receive as interest an amount which would exceed the highest lawful rate, the amount that would be excessive interest will either be applied to the reduction of the principal of this Note and not to the payment of interest, or refunded if principal has been paid in full. This provision will control every other provision of all agreements between Maker and Holder.

                  13. ATTORNEYS' FEES. If any legal action or other proceeding is brought to enforce the provisions of this Note, the prevailing party will be entitled to recover reasonable attorneys' fees and other costs incurred in the action or proceeding, in addition to any other relief which the prevailing party may be entitled. It is hereby expressly agreed that the amount of the attorneys' fees actually incurred by the prevailing party will likely greatly exceed any court schedule of attorneys' fees now in effect or which may come into effect, and that the amount of attorneys' awarded to the prevailing party will not be limited to any such court fee schedule. Such attorneys' fees will be deemed to have accrued on the commencement of such action and must be paid whether or not such action is contested or prosecuted to judgment.

                  14. GUARANTEE. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Parent hereby unconditionally guarantees the prompt and complete performance by the Maker of its obligations to Holder under, or arising pursuant to, this Note. The obligations of Parent hereunder shall not be discharged, impaired or otherwise affected by any alteration, modification, waiver or extension of the provisions of this Note. This is a guarantee of payment and performance, not of collection.

                  15. BINDING EFFECT. This Note is binding upon and will inure to the benefit of the parties and each of the party's respective heirs, executors, administrators, successors and assigns.

                  16. AUTHORITY. The undersigned individuals execute this Note on behalf of the respective parties, and represent that they are authorized to enter into and execute this Note on behalf of such parties.

                  17. TIME OF THE ESSENCE. All times stated in this Note are of the essence.

                  18. PARTIES IN INTEREST. Nothing in this Note, whether express or implied, is intended to confer any rights or remedies under or by reason of this Note on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Note intended to relieve or discharge the obligation or liability of any third persons to any party to this Note, nor will any provision give any third persons any right of subrogation or action over or against any party to this Note.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the day and year first written above.


                           MAKER:

                           Pacific Biometrics, Inc.,
                           a Washington corporation



                           By:     s/ Paul Kanan
                                ---------------------------------
                                Paul Kanan
                                Its: President and CEO



                           GUARANTOR:

                           Pacific Biometrics, Inc.,
                           a Delaware corporation



                           By:     s/ Paul Kanan
                                ----------------------------------
                                Paul Kanan
                                Its:  President and CEO



                           HOLDER:

                           Saigene Corporation
                           a Delaware corporation



                           By:     s/ Ronald R. Helm
                                ----------------------------------
                                Ronald R. Helm
                                Its:

                                    EXHIBIT 7


                            $219,109 Promissory Note

                                 PROMISSORY NOTE
                                 ---------------


Principal Sum: $219,109.60                                  Seattle, Washington
                                                            August 28, 2002


         This Promissory Note (the "NOTE") is made and entered into by and between Pacific Biometrics, Inc., a Washington corporation (hereinafter referred to as "MAKER"), and Saigene Corporation, a Delaware corporation (hereinafter referred to as "HOLDER") as of the date set forth above.


                                    RECITALS:
                                    ---------

                  WHEREAS, Maker, Holder, and Pacific Biometrics, Inc., a Delaware corporation ("PARENT") have entered into an Asset Purchase Agreement dated June 27, 2002 (the "AGREEMENT"), as amended by Amendment Number One to Asset Purchase Agreement, dated as of August 28, 2002 (the "Amendment"); and

                  WHEREAS, pursuant to the terms of the Agreement, Maker was to assume Holder's debt to Matrixx Initiatives (formerly known as Gum Tech International, Inc.) in the amount of $219,109.60 (the "DEBT"); and

                  WHEREAS, Holder has now paid the Debt in full prior to the Closing (as defined in the Agreement), and this Note is made pursuant to the Amendment.

                  NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                  1. PROMISE TO PAY. For value received, Maker promises to pay to Holder, at 220 W. Harrison Street, Seattle, Washington 98119, or such other place as Holder may from time to time designate in writing, the principal sum of Two Hundred Nineteen Thousand One Hundred Nine Dollars and Sixty Cents ($219,109.60), plus interest at the rate of twelve percent (12%) per annum, compounded monthly.

                  2. MATURITY. This Note shall be for a term of one (1) year from the date Holder paid the Debt (which was August 19, 2002), and the entire unpaid principal, accrued interest, and other costs and fees, as applicable, thereon is due on August 18, 2003 ("MATURITY DATE").

                  3. PAYMENT. Payment of principal and all unpaid accrued interest, other costs and fees, as applicable under this Note shall be due and payable on the Maturity Date. Borrower may prepay all or any part of the principal or interest at any time and from time to time without penalty. Each payment shall first be credited against interest then due and the remainder of such payment shall be credited against the principal and no interest shall thereafter accrue with respect to such principal so credited.

                  4. DEFAULT. Any one or more of the following events (each, an "EVENT OF DEFAULT") shall, at the option of Holder, make the entire principal balance and accrued interest immediately due and payable without demand, presentment or notice:

                           (a)    Nonpayment  by Maker of any of any
principal or interest payment owing by Maker to Holder within Ten (10) days after the date when due and such default is not cured within Fifteen (15) days of receipt by Maker of written notice of such default by Holder of this Promissory Note or Holder's authorized representative; or

                           (b)    Default in the due observance or  performance
of any covenant, condition or agreement on the part of Maker in this Promissory Note, and such default is not cured within Thirty (30) days of receipt by Maker of written notice of such default by Holder or Holder's authorized representative; or

                           (c)    Maker is  adjudicated a bankrupt or
insolvent, or consents to the appointment of a receiver, trustee or liquidator of itself or of any material part of its property, makes a general assignment for the benefit of creditors, or files a voluntary petition seeking reorganization, liquidation or any other arrangement in a proceeding under any applicable bankruptcy or insolvency law (as now or hereafter in effect) (unless such proceeding is dismissed within five (5) days of receipt by Maker of written notice of such default); or

                           (d)    A  petition  against  Maker  in a  proceeding
under any bankruptcy law (as now or hereinafter in effect) is filed and is not dismissed within Thirty (30) days after such filing, or, in case the approval of such petition by a court of competent jurisdiction is required, is filed and approved by such a court as properly filed and such approval is not withdrawn or the proceeding dismissed within Thirty (30) days thereafter, or if, under the provisions of any other similar law providing for reorganization or winding up of corporations and which may apply to Maker any court of competent jurisdiction, custody or control of Maker or of any material part of its property and such jurisdiction, custody or control is not relinquished or terminated within Thirty (30) days thereafter; or

                  5. ACCELERATION UPON DEFAULT. If an Event of Default occurs, the Maturity Date will be accelerated to the date of the Event of Default, with all unpaid principal, interest, late charges, attorneys' fees and costs becoming immediately due and payable.

                  6. CONVERSION. At any time or times that any sums are outstanding under this Note, Holder may convert such sums into Common Stock of Parent at the rate of One Dollar ($1.00) per share (but no fractional shares will be issued). For example, if Maker owes Holder $200,000.00 under this Note, then Holder may elect to convert all or any portion of the $200,000.00 into Common Stock of Parent, and if Holder elected to convert all $200,000.00, then Holder would receive 200,000 shares of Common Stock of Parent, and Maker's debt under this Note would be completely eliminated. In order to elect to convert debt to Common Stock, Holder must provide written notice to Maker and Parent of its unconditional election, including the dollar amount of the debt to be converted, and provide Parent with any requested investment representations and warranties (e.g., sophistication, investment intent, etc.) and/or opinion of counsel reasonably acceptable to Parent that Parent may reasonably require in order to ensure that the issuance of Parent's Common Stock complies with the Securities Act of 1933, as amended (the "SECURITIES ACT"), the rules and regulations promulgated thereunder and any applicable state securities laws. Additionally, any stock issued to Holder under this section may bear restrictive legends as required by Parent, the Securities Act and any applicable state securities laws.

                  7. INTEGRATION; MODIFICATION; WAIVER. This Note constitutes and contains the entire agreement and understanding concerning the subject matter between the parties, sets forth all inducements made by any party to any other party with respect to any of the subject matter, and supersedes and replaces all prior and contemporaneous negotiations, proposed agreements or agreements, whether written or oral. Each of the parties acknowledges to each of the other parties that no other party nor any agent or attorney of any other party has made any promise, representation or warranty whatsoever, express or implied, written or oral, not contained herein concerning the subject matter hereof to induce it to execute this Note, and each of the parties acknowledges that it has not executed this Note in reliance on any promise, representation or warranty not contained herein. No supplement, modification, or amendment of this Note will be binding unless executed in writing by all the parties. No action or failure to act will constitute a waiver of any right or duty under this Note, nor will any action or failure to act constitute an approval of, or acquiescence in, any breach. No waiver of any of the provisions of this Note will be deemed, or will constitute, a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

                  8. NO THIRD PARTY BENEFICIARIES. Nothing in this Note, express or implied, is intended to or will (a) confer on any person other than the parties hereto and their respective successors or assigns any rights (including third-party beneficiary rights), remedies, obligations or liabilities under or by reason of this Note, or (b) constitute the parties hereto as partners or as participants in a joint venture. This Note will not provide third parties with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to the terms of this Note. No third party will have any right, independent of any right that exists irrespective of this Note, under or granted by this Note, to bring any suit at law or equity for any matter governed by or subject to the provisions of this Note.

                  9. SEVERABILITY. If any provisions of this Note is determined, under applicable law, to be overly broad in duration, geographical coverage, substantive scope, or otherwise, such provision will be deemed narrowed to the broadest terms permitted by applicable law and will be enforced as so narrowed. If any provision of this Note nevertheless is unlawful, void, or unenforceable, it will be deemed severable from and will not affect the validity or enforceability of the remaining provisions of this Note.

                  10. INTERPRETATION; GENDER. In the event an ambiguity or question of intent or interpretation arises, this Note will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Note. Whenever in this Note the context may so require, the masculine gender will be deemed to refer to and include the feminine and neuter, and the singular will refer to and include the plural, and vice versa.

                  11. HEADINGS. The subject headings of the sections and subsections of this Note are included for convenience of reference only, do not form a part of this Note and will not in any way affect the meaning or interpretation of this Note or any of its provisions.

                  12. CUMULATIVE RIGHTS AND REMEDIES. The rights and remedies in this Note are cumulative, and in addition to, any duties, obligations, rights and remedies otherwise provided by law.

                  13. GOVERNING LAW; JURISDICTION; VENUE. This Note will be construed, interpreted, and enforced in accordance with, and governed by, the laws of the State of Delaware without regard to conflicts of laws provisions thereof. The parties agree that any action or proceeding brought to enforce or declare rights arising out of or relating to this Note will be brought exclusively in the State or Federal Courts in King County, Washington, and the parties further consent to the jurisdiction of said Courts and waive any claims of forum non conveniens or any other claims relating to venue.

                  14. ATTORNEYS' FEES. If any party brings an action, arbitration or other proceeding arising out of or relating to this Note (whether founded in tort, contract or equity, or to declare rights hereunder), the Prevailing Party (as hereinafter defined) will be entitled to recover its reasonable attorneys' fees and other costs incurred in the arbitration, action or proceeding (including all appeals and re-trials), in addition to any other relief to which the Prevailing Party may be entitled. The term "PREVAILING PARTY" will include, without limitation, a party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or defense. The attorneys' fees award will not be computed in accordance with any court fee schedule, but will be such as to fully reimburse all attorneys' fees reasonably incurred.

                  15. COUNTERPARTS; FACSIMILE SIGNATURES. This Note may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  16. ADVICE OF COUNSEL. Each party acknowledges and agrees that it has given mature and careful thought to this Note and that it has been given the opportunity to independently review this Note with its own independent legal counsel.

                  17. NOTICES. Any notice provided for in this Note will be deemed given when received, if personally delivered, addressed to the intended party at the address stated in this Note, or to any other address as may have been designated by written notice. If Holder gives notice of any default to Maker, Holder will be entitled to its fees and costs incurred in giving the notice including, without limitation, any attorneys' fees incurred.

                  18. COMPLIANCE WITH LAW. It is the intention of Maker and Holder to comply with all applicable usury laws. In furtherance of this intention, all agreements between

Maker and Holder are expressly limited so that in no contingency or event whatsoever will the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money under this Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, fulfillment of any provision of this Note is prohibited by law, the obligation to be fulfilled will be reduced to the maximum allowed, and if from any circumstances Holder should ever receive as interest an amount which would exceed the highest lawful rate, the amount that would be excessive interest will either be applied to the reduction of the principal of this Note and not to the payment of interest, or refunded if principal has been paid in full. This provision will control every other provision of all agreements between Maker and Holder.

                  19. GUARANTEE. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Parent hereby unconditionally guarantees the prompt and complete performance by the Maker of its obligations to Holder under, or arising pursuant to, this Note. The obligations of Parent hereunder shall not be discharged, impaired or otherwise affected by any alteration, modification, waiver or extension of the provisions of this Note. This is a guarantee of payment and performance, not of collection.

                  20. BINDING EFFECT. This Note is binding upon and will inure to the benefit of the parties and each of the party's respective heirs, executors, administrators, successors and assigns.

                  21. AUTHORITY. The undersigned individuals execute this Note on behalf of the respective parties, and represent that they are authorized to enter into and execute this Note on behalf of such parties.

                  22. TIME OF THE ESSENCE. All times stated in this Note are of the essence.

                  23. PARTIES IN INTEREST. Nothing in this Note, whether express or implied, is intended to confer any rights or remedies under or by reason of this Note on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Note intended to relieve or discharge the obligation or liability of any third persons to any party to this Note, nor will any provision give any third persons any right of subrogation or action over or against any party to this Note.



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the day and year first written above.


                           MAKER:

                           Pacific Biometrics, Inc.,
                           a Washington corporation

                           By:        s/ Paul Kanan
                                  ---------------------------------
                                  Paul Kanan
                                  Its: President and CEO



                           PARENT:

                           Pacific Biometrics, Inc.,
                           a Delaware corporation

                           By:        s/ Paul Kanan
                                  ---------------------------------
                                  Paul Kanan
                                  Its:  President and CEO



                           HOLDER:

                           Saigene Corporation
                           a Delaware corporation



                           By:        s/ Ronald R. Helm
                                  ---------------------------------
                                  Ronald R. Helm
                                  Its:

                                    EXHIBIT 8



                                  Press Release

NEWS RELEASE                                             FOR FURTHER INFORMATION
CONTACT:

                                               RONALD R. HELM, CHAIRMAN AND CEO
                                                        PACIFIC BIOMETRICS, INC.
                                                              220 WEST HARRISON
                                                              SEATTLE, WA 98119
                                                   (206) 298-0068 EXTENSION 207
                                                                ronh@pacbio.com


FOR IMMEDIATE RELEASE


             PACIFIC BIOMETRICS, INC. AND SAIGENE CORPORATION, INC.
                         CLOSE BIOTECHNOLOGY TRANSACTION

SEATTLE, WASHINGTON, AUGUST 29, 2002 - PACIFIC BIOMETRICS, INC. (OTC-BB:
PBMI)--today announces that it has closed its asset purchase agreement with Saigene Corporation (Saigene), thereby gaining key intellectual property, new management and immediate debt restructuring. The transaction is described in greater detail in Pacific Biometrics' Form 14(f)-1 and Form 8-K filed with the SEC on July 3, 2002.

As a result of this transaction, Pacific Biometrics has acquired certain patented and patent-pending biotech intellectual property that will allow the company to bring to market an advanced, proprietary, isothermal DNA amplification assay (known as LIDA, or Logarithmic Isothermal DNA Amplification). The company has also acquired a proprietary gene based test for determining cell viability critical for sterility testing and antibiotic susceptibility testing. The Company also hopes to benefit from new executive and scientific support with Ronald R. Helm joining as Chairman and CEO, and Paul Haydock, Ph.D. joining as Manager of Product Development. Mr. Helm has actively managed biotechnology companies since 1991, and is the former general counsel to Computerland Corporation and the former Associate Dean of the Pepperdine University School of Law. Dr. Haydock is the key inventor of LIDA, the cell viability technology platform and a number of other ground breaking biotechnology discoveries. Dr. Haydock formerly served as Manager of Product Development at Saigene Corporation and as a senior scientist at Baxter Diagnostics.

Pacific Biometrics has also acquired an option to purchase Saigene's Universal Assay Platform, which provides an easy to use, portable, low cost genetic testing platform that can be deployed in laboratories or in the field, together with tests for antibiotic susceptibility, HIV drug resistance, genetic disease predisposition, and periodontal disease detection. Pacific Biometrics will have the right to issue an additional 5.1 million shares of its common stock to Saigene for these assets or purchase them for $5.1 million cash.

Upon closing, Saigene (and its designees) will own 21,000,000 shares of Pacific Biometrics' common stock, thereby becoming its largest shareholder. In addition, and effective immediately, Pacific Biometrics' Board of Directors has added Michael Hartzmark, Ph.D., Tim A. Wudi, Richard Palfreyman and Ronald Helm. Mr. Paul Kanan will remain on the Board.

"This is a great win-win transaction for both companies and their shareholders. Pacific Biometrics has added key intellectual property and management that should significantly enhance its future opportunities. We look forward to continuing to grow our central reference laboratory and to commercialize our new technologies," says Ron Helm, the new Pacific Biometrics Chairman and CEO.

Paul G. Kanan, former President and CEO of Pacific Biometrics, Inc., and currently Vice President of Operations and CFO of Agensys, remarked, "Pacific Biometrics' shareholders will now receive the opportunity to benefit from Saigene's promising DNA amplification technology -- LIDA. There is a large existing market for DNA amplification throughout the world and Saigene is currently conducting testing and modification of this innovative technology at the Public Health Research Institute, with Dr. Fred Kramer. In addition, this transaction has significantly reduced the debt of the company, and should allow the new management to continue its positive efforts in growing the laboratory services."

About Pacific Biometrics- Pacific Biometrics provides specialized central laboratory and contract research services to support pharmaceutical and diagnostic manufacturers conducting human clinical trial research. The company provides expert services in the areas or cardiovascular disease, osteoporosis, diabetes and nutrition. Its lab is an accredited CAP [College of American Pathologists] laboratory recognized as a world leader in lipid standardization and research. The company's clientele includes many of the world's largest multi-national pharmaceutical, biotechnology and diagnostic companies.

                 Visit the company's web site at www.pacbio.com

About Saigene-Headquartered in Seattle, Washington, Saigene Corporation, Inc is an innovative team of skilled scientists, laboratarians and managers committed to creating cutting edge DNA-based products. Saigene has invented a number of proprietary DNA-based tests such as tests for the detection of periodontal disease, harmful toxic algae in seawater, Pierce's Disease, drug resistance tests for HIV and TB, along with a genetic pre-disposition test for Type I Diabetes. Among other R&D projects, the Company is currently developing a new field test for CWD (Chronic Wasting Disease).

                 Visit the company's web site at www.Saigene.com

Certain statements contained in this news release are forward-looking statements that involve risks and uncertainties. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results and outcomes may differ materially from those discussed or anticipated. Factors that might affect the actual outcome include, but are not limited to, our problems of operating with a history of losses and an accumulated deficit, our potential liquidity problems since historically we have not been able to generate positive cash flow, our requirement for additional capital and the likelihood that it may not be secured, our difficulties of competing in the biotechnology industry which is subject to rapid changes, our potential difficulties of protecting our patents and other proprietary rights and potential intellectual property claims against us, general competition and technological changes, the possible cancellation of our existing or future contracts, our future growth prospects, and changes in our management. For a more detailed discussion of risk factors, see the company's most recent documents filed with the Securities and Exchange Commission.